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[LOGO] Wiss & Company, LLP

                       CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference, in Registration Statement No. 333-41311 on Form S-8, of our reports dated February 17, 1998, relating to the consolidated financial statements of Chromatics Color Sciences International, Inc. and subsidiary included in the Annual Report on Form 10-K of Chromatics Color Sciences International, Inc. for the year ended December 31, 1997.



                                                  /s/ WISS & COMPANY
                                                  -----------------------------
                                                  WISS & COMPANY, LLP






Livingston, New Jersey
March 25, 1998